UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 4, 2014

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-12422 (Commission File Number)	35-1562245 (IRS Employer Identification No.)

2105 N. State Road 3 Bypass

 Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 STIP Payouts

On April 4, 2014, the Executive Compensation Committee (the “Committee”) of the Board of Directors of MainSource Financial Group, Inc. (the “Company”) awarded bonuses to certain named executive officers, including awards pursuant to the Company’s Short Term Incentive Plan (“STIP”) for services performed during 2013.

The STIP was effective on April 3, 2012, the date the U.S. Treasury no longer held shares of the Company’s preferred stock under the U.S. Treasury’s Capital Purchase Program (the “CPP”).  Under the STIP, each of the executives is eligible to receive cash payouts when the Company’s weighted average performance as compared to its peer group exceeds certain thresholds.  The weighted average performance is determined based on the following measures:

•	earnings per share growth:	20%
•	return on assets:	30%
•	net revenue growth:	20%
•	non-performing assets/total assets:	20%

Additionally, the Committee includes one additional objective measure for each individual which is given 10% weight.

The STIP payout begins once the weighted average performance (“WAP”) versus the peer group exceeds the 25th percentile (thus, no payout will occur if the WAP is equal to or below the 25th percentile).  Each executive’s target payout is achieved once the weighted average performance exceeds the 50th percentile, and the maximum payout is achieved once the weighted average performance exceeds the 75th percentile.   Thus, the payouts are as follows:

WAP	Payout
0-25th percentile	none
greater than the 25th percentile	50% of target
greater than the 50th percentile	100% of target
greater than the 75th percentile	150% of target

For WAP at levels in between the 25th and 75th percentile, the payout percentage are interpolated.  For example a WAP equal to the 60th percentile equates to a payout of 120% of target.  Each named executive officer’s target level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target
Archie M. Brown, Jr. President and Chief Executive Officer	45% of base salary

James M. Anderson Chief Financial Officer	30% of base salary

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	35% of base salary

William J. Goodwin Chief Credit Officer	30% of base salary

Chris M. Harrison Sr. Vice President	25% of base salary

The STIP includes a mandatory deferral feature, by which two-thirds of the cash is paid immediately and the remaining one-third is paid one year later provided the executive officer is still employed on that date.  STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

The incentive compensation to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” under the STIP for services performed from January 1, 2013, to December 31, 2013, as well as the portion of the 2012 STIP award deferred to and paid in 2014, are as follows:

Name and Title	Total STIP Award for 2013	2013 STIP Award Paid in 2014	2013 STIP Award Deferred to 2015	2012 STIP Award Deferred to and Paid in 2014
Archie M. Brown, Jr. President and Chief Executive Officer	$185,306	$123,537	$61,769	$41,461

James M. Anderson Chief Financial Officer	$71,674	$47,783	$23,891	$16,209

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$89,322	$59,548	$29,774	$20,516

William J. Goodwin Chief Credit Officer	$71,674	$47,783	$23,891	$16,158

Chris M. Harrison Senior Vice President Branch Administration	$50,303	$33,535	$16,768	$10,461

Updated Summary Compensation Table

All other compensation for the Named Executive Officers for the year ended December 31, 2013 was previously reported by the Company in the Summary Compensation Table on page 32 of the Proxy Statement for the Annual Shareholders Meeting of the Company to be held on April 30, 2014, filed with the Securities and Exchange Commission on March 21, 2014 (the “Proxy Statement”).  As of the filing of the Proxy Statement, the STIP grants for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Proxy Statement.  Pursuant to Item 5.02(f) of Form 8-K, the STIP awards for the named executive officers for the year ended December 31, 2013 are set forth below together with the other compensation previously reported, and the new total compensation amount.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)(1)	Stock Awards ($) (e)(2)	Option Awards ($) (f)(3)	Non-Equity Incentive Plan Compensation ($) (g)(4)	All Other Compensation ($) (h)		Total ($) (i)
Archie M. Brown, Jr.	2013	394,964	—	116,655	38,885	164,999	33,284	(5)	748,787
President and Chief Executive	2012	388,470	32,016	134,750	28,875	83,281	29,194	(5)	696,586
Officer	2011	360,393	—	185,000	—	—	25,033	(5)	570,426

James M. Anderson	2013	230,886	—	42,704	14,235	63,992	34,367	(6)	386,184
Chief Financial Officer	2012	227,726	10,571	51,442	10,570	32,418	28,503	(6)	361,231
	2011	211,542	—	77,000	—	—	26,450	(6)	314,992

Daryl R. Tressler	2013	246,174	—	54,739	18,246	80,064	39,007	(7)	438,230
Chief Banking Officer	2012	243,897	14,494	64,736	13,549	41,032	32,908	(7)	410,616
	2011	236,022	—	94,000	—	—	30,285	(7)	360,308

William J. Goodwin	2013	230,285	—	42,704	14,235	63,941	35,982	(8)	387,147
Chief Credit Officer	2012	224,874	10,521	51,442	10,570	32,316	61,355	(8)	391,077
	2011	215,773	—	77,000	—	—	25,822	(8)	318,596

Chris M. Harrison	2013	188,866	—	28,500	9,500	43,996	22,102	(9)	292,964
SVP—Branch Administration	2012	176,407	6,086	32,813	6,563	32,428	17,972	(9)	276,269
	2011	167,376	—	51,000	—	10,338	15,416	(9)	244,131

(1)                                     The bonus paid in 2012 reflects a reduction for the period of time the Company was a participant in the U.S. Treasury’s Capital Purchase Program, during which cash bonuses could not be paid.

(2)                                     For services performed during 2013 each officer was awarded a bonus under the Company’s Long Term Incentive Plan (“LTIP”) in a combination of shares of restricted stock (75%) and stock options (25%).  The number of shares of restricted stock was equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, February 3, 2014 ($16.08). The restricted stock awards vest 100% on the third anniversary of the grant date.

For services performed during 2012, each officer was awarded a bonus under the LTIP in shares of restricted stock for the period of time during the CPP Period and in a combination of shares of restricted stock (75%) and stock options (25%) for the period of time following the CPP Period.  The number of shares of restricted stock was equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, April 10, 2013 ($13.67). The restricted stock awards for the CPP Period vest as follows: 80% on the second anniversary of the date of grant, and 20% on the third anniversary of the date of grant.  The restricted stock awards for the period of time following the CPP Period vest 100% on the third anniversary of the grant date.

For services performed during 2011 each officer was awarded a bonus under the LTIP payable in shares of restricted stock equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, April 25, 2012 ($11.85).  The restricted stock awards vest as follows:  80% on the second anniversary of the date of grant, and 20% on the third anniversary of the date of grant.

(3)                                     The amounts listed in column (f) reflect the full grant date fair values in accordance with FASB ASC topic 718.

(4)                                     Represents payments pursuant to the Company’s Short Term Incentive Plan.  The amount reported for 2013 does not include the portion of the award that is deferred to 2015 because the NEOs must be employed on the date of payment to receive the amount, but does include the portion of the 2012 award that was deferred to 2014. The amount reported for 2012 does not include the portion of the award that is deferred to 2014 because the NEOs must be employed on the date of payment to receive the amount.

(5)                                     Includes (a) the value attributable to personal use of a Company- provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan; and (c) profit sharing contributions made by the Company to the 401(k) plan during 2011, 2012 and 2013.

(6)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan; (c) profit sharing contributions made by the Company to the 401(k) plan during 2011, 2012 and 2013, and (d) the cost of a country club membership.

(7)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, (c) profit sharing contributions made by the Company to the 401(k) plan during 2011, 2012 and 2013, and (d) the cost of a country club membership.

(8)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, and (c) profit sharing contributions made by the Company to the 401(k) plan during 2011, 2012 and 2013.

(9)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, and (c) profit sharing contributions made by the Company to the 401(k) plan during 2011, 2012 and 2013.

2014 Executive Compensation

Additionally, on April 4, 2014, the Executive Compensation Committee of the Company approved the compensation of the named executive officers for 2013, which includes increases to base salary. The following is a summary of the terms of the 2013 compensation plan for the named executive officers:

Base Salary.  The base salary (effective as of March 1, 2014) for the Company’s Chief Executive Officer, Chief Financial Officer, and the other “Named Executive Officers”, is set forth below.

Name and Title	2014 Base Salary
Archie M. Brown, Jr. President and Chief Executive Officer	$425,000

James M. Anderson Chief Financial Officer	$235,000

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$250,000

William J. Goodwin Chief Credit Officer	$235,000

Chris M. Harrison Senior Vice President Branch Administration	$205,000

2014 STIP

At its meeting on April 4, 2014, the Committee approved the terms of a 2014 Short-Term Incentive Plan (“2014 STIP”) to be effective for the year beginning January 1, 2014, with the first potential payout during 2015.  The following are the terms of the 2014 STIP which will be incorporated in a plan document.  The 2014 STIP Plan document will be filed with the Securities and Exchange Commission when available.

Under the 2014 STIP, each of the executives will be eligible to receive cash payouts when the Company’s actual performance as compared to its annual budget and annual goals exceeds certain thresholds (rather than performance versus peers, as in the previously-approved STIP).  The performance is determined based on the following measures:

Performance Measure	Weight	Evaluated vs.
Earnings per Share	40%	Budget
Return on Assets	30%	Budget

Non-performing Assets/Total Assets	20%	Budget
Individual Goals*	10%	Goals

*Represents one additional objective measure for each individual which is given 10% weight.

The STIP payout begins once the Company’s performance versus the budget when added to the individual objective measure (the “Actual Performance”) exceeds the pre-established Threshold (thus, no payout will occur if the Actual Performance is equal to or below the Threshold). Each executive’s target payout is achieved once the Actual Performance equals the Target level, and the maximum payout is achieved once the Actual Performance equals the Superior level, each of which are set by the Committee based on the Company’s annual budget.

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

For Actual Performance at levels in between the Threshold and 150% of the Target, the payout percentage is interpolated.  For example Actual Performance equal to 60% of the Target equates to a payout of 60% of the Target.  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	50% of base salary

James M. Anderson Chief Financial Officer	40% of base salary

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	40% of base salary

William J. Goodwin Chief Credit Officer	40% of base salary

Chris M. Harrison Sr. Vice President	30% of base salary

STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

2014 LTIP

Additionally, at its meeting on April 4, 2014, the Committee approved the terms of a 2014 Long-Term Incentive Plan (“2014 LTIP”) to be effective for the year beginning January 1, 2014, with the first potential payout during 2015.  The following are the terms of the 2014 LTIP approved by the Committee.

The 2014 LTIP contemplates the payment of compensation in a combination of Restricted Stock (50%) and Performance Share Units (50%).  Each named executive officer’s target payout level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target Payout
Archie M. Brown, Jr. President and Chief Executive Officer	40% of base salary

James M. Anderson Chief Financial Officer	30% of base salary

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	30% of base salary

William J. Goodwin Chief Credit Officer	30% of base salary

Chris M. Harrison Sr. Vice President	25% of base salary

The Restricted Stock will be awarded each year equal to one-half of the target payout, and will vest on the third anniversary of the date of the award provided the employee remains employed on the vesting date.

The Performance Share Units will be granted each year equal to one-half of the target payout.   Each year will be the beginning of a new three-year performance period.   At that time, the Committee will establish performance measures, goals and payout calibration for the Performance Share Units.  Then, at the end of each three-year performance period, the Committee will certify the results of the performance measures and goals and will pay the earned awards out in shares of Company common stock.   Dividends earned during each three-year performance period will be accrued and paid at the end of the performance period, based upon the final number of shares earned.

The performance measures and goals will be based on financial and shareholder measures, and will be evaluated relative to internal goals and the performance of the Company’s peers.  Once the performance measures and goals are established, the Committee will establish threshold, target and superior levels of performance.  The 2014 LTIP payout of shares will begin once the Company achieves the pre-established threshold (thus, no payout will occur if the performance is equal to or below the threshold).  Each executive’s target payout is achieved once the performance equals the target level, and the maximum payout is achieved once the performance equals the superior level (with interpolation between discrete points).

Performance	Payout
Threshold	0%
Target	100%
Superior	150%

The Committee has the authority to change the performance measures, goals and targets each year at the beginning of each three-year performance period.

Any grant of Performance Share Units by the Committee will be subject to the approval of the Company’s shareholders to the amendment of the Company’s 2007 Stock Incentive Plan to provide for the issuance of Performance Share Units.  It is anticipated that the Company will seek this approval at the 2015 Annual Meeting of the Company’s shareholders.

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2014

MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer